Goodwill	6 Months Ended
Jun. 30, 2025
Goodwill [Abstract]
GOODWILL
11	GOODWILL

On June 3, 2022, the Group acquired 100% of the shares of Spotlight Recreational Services LLC (“Spotlight”), a Company incorporated under the laws of the United Arab Emirates, pursuant to the signed sale and purchase agreement. Spotlight is engaged in operating live events. This acquisition was accounted for in accordance with IFRS 3 Business Combinations, and the entire purchase consideration of USD 600,000 was recorded as goodwill as there were no other identifiable intangible assets at the date of acquisition.

During the year ended December 31, 2024, in conjunction with the resignation of Spotlight’s General Manager, management performed an impairment test on the goodwill associated with the business. Based on this assessment, management determined that the goodwill was impaired and therefore wrote off the entire goodwill balance.